UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

Celera Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34116	26-2028576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, CA 94502

(Address of principal executive offices, with zip code)

(510) 749-4200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Item 2.02 and the information contained in the press release attached as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references these Items of this Form 8-K.

On October 28, 2008, Celera Corporation (the Company) announced its financial results for the third calendar quarter of 2008. The foregoing description is qualified in its entirety by reference to the press release dated October 28, 2008, a copy of which is attached hereto as Exhibit 99.1.

To supplement the Company’s financial results presented on a U.S. GAAP basis, the Company’s earnings release contains non-GAAP financial measures, including non GAAP income before income taxes, non-GAAP net income and non-GAAP net income per share.

To derive non-GAAP net income for the three months ended September 27, 2008, the Company excluded the impairment of short-term investments, amortization of purchased intangible assets and employee related charges including severance charges.

The Company’s management believes these non-GAAP financial measures provide useful information to investors regarding various financial and business trends relating to the Company’s financial condition and results of operations, and that when GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance.

Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release and financial schedules of historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. However, in the case of forward-looking non-GAAP financial measures, the Company has not provided corresponding forward-looking GAAP financial measures because such measures are not available without unreasonable effort. The Company cannot predict the occurrence, timing, or amount of all items that it excludes from forward-looking non-GAAP financial measures but which could potentially be significant to the calculation of the Company’s GAAP financial measures for future fiscal periods. Measurement does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for GAAP financial measures. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERA CORPORATION

Date: October 28, 2008	By:	/s/ Kathy Ordoñez
Kathy Ordoñez Chief Executive Officer

EXHIBIT INDEX

99.1	Press release dated October 28, 2008.